UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 11, 2016

Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.

(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2360 W. Horizon Ridge Pkwy., Suite #100, Henderson, Nevada 89052

(Address of principal executive offices)

(Zip Code)

(702) 939-5247

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Accountant

On April 11, 2016, Searchlight Minerals Corp. (the “Company”) received notice from its independent registered public accounting firm BDO USA, LLP (“BDO”) that they intend to resign and not stand for reelection as our independent registered accounting firm. On April 12, 2016, the Company received written notice of BDO’s resignation, effective the April 11, 2016. Notwithstanding the resignation, BDO will continue to perform procedures to complete and file the Company’s amended Annual Report on Form 10-K/A for the period ended December 31, 2015, which is being filed for the sole purpose of providing information required by Part III of Form 10-K that was not included in our Annual Report on Form 10-K for the year ended December 31, 2015, which was originally filed with the Securities and Exchange Commission on April 5, 2016.

BDO has served as the Company’s independent registered public accounting firm since September 27, 2012.  The decision to change the Company’s accountants was neither recommended nor approved by the Board of Directors.  The Board of Directors has begun a search for a successor firm.

The reports of BDO on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that both such reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized BDO to respond fully to all inquiries of the successor independent registered public accounting firm.

The Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of BDO’s letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 16.1 Letter From BDO USA, LLP, dated April 15, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: April 15, 2016	By:	/s/ Carl Ager
Carl Ager
Vice President

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter From BDO USA, LLP, dated April 15, 2016.

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